Operating Leases - Schedule of Maturity Analysis of Operating Lease Liabilities (Details)	Sep. 30, 2025 USD ($)	Sep. 30, 2025 CNY (¥)	Mar. 31, 2025 USD ($)
Schedule of Maturity Analysis of Operating Lease Liabilities [Abstract]
Discount rate at commencement	5.40%	5.40%	5.40%
One year	$ 70,291	¥ 500,400
Two years	70,291	500,400
Three years	17,573	125,100
Total undiscounted cash flows	158,155	1,125,900
Less: imputed interest	(8,877)	(63,187)
Operating lease liabilities	$ 149,278	¥ 1,062,713	$ 176,648